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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 6, 1996

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                                  PRONET INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-16029                      75-1832168
       (State or other           (Commission File Number)           (I.R.S. Employer
       jurisdiction of                                           Identification Number)
       incorporation)

      6340 LBJ FREEWAY
        DALLAS, TEXAS                                                     75240
    (Address of principal                                              (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (214) 687-2000

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ITEM 5.  OTHER EVENTS

(a)  UNAUDITED FINANCIAL STATEMENTS OF VARIOUS COMPLETED ACQUISITIONS

    Attached hereto are certain unaudited financial statements of the following completed acquisitions of ProNet Inc. (the "Company"):

    Unaudited Financial Statements as of and for the year ended December 31, 1995:

Sun Paging Corporation                                          Exhibit 99.1
Signet Paging of Raleigh, Inc.                                  Exhibit 99.2
Cobbwells, Inc. dba Page One                                    Exhibit 99.3
A.G.R. Electronics, Inc. and Affiliates                         Exhibit 99.4

    Unaudited Financial Statements as of and for the six months ended June 30, 1996:

Americom Paging Corporation                                     Exhibit 99.5

(b)  VENTURES IN PAGING L.C.

    On May 6, 1996, the Company announced the signing of a letter of intent to acquire the paging assets of Oklahoma-based Ventures in Paging L.C. including approximately 39,000 subscribers, for a purchase price of approximately $6.1 million. The acquisition is subject to various conditions and approvals and is scheduled to close in the third quarter of 1996. Included herein as Exhibit 99.6 are audited financial statements as of and for the years ended December 31, 1995 and 1994 and the unaudited financial statements for the three months ended March 31, 1996 and 1995.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRONET INC.
                                          (Registrant)

                                          By:         /s/ JAN E. GAULDING

                                             -----------------------------------
                                                       Jan E. Gaulding
                                               Senior Vice President and Chief
                                                      Financial Officer
                                             (principal financial and accounting
                                                           officer)

Date: May 6, 1996

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